Exhibit 10.1
AMENDED AND RESTATED
COLUMBIA PIPELINE GROUP, INC.
SYSTEM MONEY POOL AGREEMENT

This AMENDED AND RESTATED SYSTEM MONEY POOL AGREEMENT (this “Agreement”) is dated as of July 1, 2015 and is entered into by and among COLUMBIA PIPELINE GROUP, INC., a Delaware corporation (“CPG”) and COLUMBIA PIPELINE GROUP SERVICES COMPANY, a Delaware corporation, as administrative agent (the “Administrative Agent”), and the direct and indirect subsidiaries of CPG listed on Attachment A to this Agreement (each an “Eligible Participant” and, together with CPG, and the Administrative Agent, the “Parties”).
RECITALS
On November 1, 2014, CPG, NiSource Finance Corp, an Indiana corporation (“NiSource Finance”) and NiSource Services Company, a Delaware corporation (“NiSource Services”) entered into that certain System Money Pool Agreement (the “Original System Money Pool Agreement”).
On July 1, 2015, NiSource Inc., a Delaware corporation (“NiSource”) completed the spin-off of its ownership interest in CPG to holders of NiSource common stock via a special stock dividend in the form of CPG common stock (the “Separation”). Pursuant to the Separation, this Agreement amends and restates the Original System Money Pool Agreement to, among other things, (i) remove NiSource Finance and NiSource Services, each of which is a wholly owned subsidiary of NiSource and (ii) add the Administrative Agent, which is a wholly owned subsidiary of CPG.
The Eligible Participants from time to time have need to borrow funds on a short-term basis. The Parties desire to establish a pool of funds (the “System Money Pool”), to be administered by the Administrative Agent, to coordinate such investments and borrowings in order to provide for certain of the short-term cash and working capital requirements of the Eligible Participants.
NOW THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Parties agree as follows:
ARTICLE I
INVESTMENTS AND BORROWINGS
Section 1.1.    Original System Money Pool Agreement.     Each of NiSource Finance, NiSource Services and the Parties is released from all rights and obligations under the Original System Money Pool Agreement except for any settlement obligations with respect to any account balances outstanding as of June 30, 2015, which account balances shall be settled between NiSource Finance, NiSource Services and the Parties as soon as practicable but in no event later than July 31, 2015.
Section 1.2.    Investments in System Money Pool. Each Party will determine each day, on the basis of relevant factors determined in such Party’s sole discretion, the amount of funds it has available to invest in the System Money Pool, and will invest such funds in the System Money Pool. The amount of each Party’s investments in the System Money Pool shall be evidenced by the records of the Administrative Agent, which shall be conclusive and binding upon all Parties. Each Party may withdraw any of its invested funds from the System Money Pool at any time upon notice to the Administrative Agent.
Section 1.3.    Rights to Borrow. All short-term borrowing needs of the Eligible Participants may be met by funds in the System Money Pool to the extent such funds are available. Each Eligible Participant shall have the right to make short-term borrowings from the System Money Pool (each a “loan” or a “borrowing”) from time to time, subject to the availability of funds, the limitations and conditions set forth in this Agreement and it being understood that the minimum aggregate outstanding amount of borrowings from the System Money Pool reserved for CPG OpCo LP and its subsidiaries (which are at the time Eligible Participants) will be $750 million (the “sublimit”). Each Eligible Participant may request loans from the System Money Pool from time to time during the period from the date of this Agreement until this Agreement is terminated by written agreement of the Parties; provided, that the aggregate amount of all loans requested by any Eligible Participant under this Agreement shall not exceed the applicable borrowing limits set forth in the preceding sentence or in applicable regulatory orders, resolutions of such Eligible Participant’s shareholders and Board of Directors (or their equivalents), such Eligible Participant’s governing organizational documents, and agreements binding upon such Eligible Participant.
Section 1.4.    Source of Funds.
(a)    Funds will be available through the System Money Pool from the following sources to be loaned to the Eligible Participants from time to time: (i) surplus funds in the treasuries of the Parties, and (ii) proceeds received by CPG from the sale of commercial paper, borrowings from banks and other lenders, and other financing arrangements (“External Funds”), in each case to the extent permitted by applicable laws and regulatory orders. CPG agrees to advance External Funds to the System Money Pool on a revolving basis if, as and when required to meet the short-term borrowing needs of the Eligible Participants, subject to the sublimit in Section 1.2, and at the discretion of CPG to the extent that the requested borrowings are in excess of the sublimit in Section 1.2. Funds will be made available from such sources in such order as the Administrative Agent may determine will result in a lower cost of borrowing to Eligible Participants borrowing from the System Money Pool, consistent with the individual borrowing needs and financial standing of the Parties investing funds in the System Money Pool.
(b)    Borrowing Parties will be deemed to borrow funds in the System Money Pool pro rata from each investing Party in the proportion that the total amount invested by such investing Party bears to the total amount then invested in the System Money Pool. On any day when more than one source of funds invested in the System Money Pool (e.g., surplus treasury funds of CPG and other Parties and External Funds), with different rates of interest, is used to make loans through the System Money Pool, each borrowing Party will be deemed to borrow pro rata from each source of funds in the same proportion that the amount of funds invested by that source bears to the total amount of funds invested in the System Money Pool.
Section 1.5.    Interest.
(a)    Borrowings from the System Money Pool shall accrue interest on their unpaid principal amount from the respective dates of such borrowings until such principal amount shall be paid in full. Investments of funds in the System Money Pool shall accrue interest on the unpaid principal amount of such investments from the respective dates of such investments until such principal amount shall be repaid in full. Interest shall be payable monthly in arrears and upon payment (including prepayment) in full of the unpaid principal amount of the loan or investment, as applicable.
(b)    The interest rate for all borrowings from and investments in the System Money Pool shall be an interest rate (the “Composite Rate”), determined monthly, equal to the weighted average daily interest rate on (i) short-term external borrowings by CPG plus (ii) earnings on external investments by CPG.
Section 1.6.    Repayment. Each Eligible Participant receiving a loan under this Agreement shall repay the principal amount of such loan, together with all interest accrued on such loan, on demand and in any event within one year of the date on which such loan was made. All loans made through the System Money Pool may be prepaid by the borrower without premium or penalty and without prior notice.
Section 1.7.    Form of Loans to Parties. Loans to the Eligible Participants through the System Money Pool will be made pursuant to open-account advances; provided, that each Party investing funds in the System Money Pool shall at all times be entitled to receive upon demand one or more promissory notes evidencing any and all investments by such Party. Any such note shall: (a) be substantially in the form attached as Attachment B to this agreement, (b) be dated as of the date of the initial borrowing, and (c) mature on demand or on a date agreed by the Parties to the transaction, but in any event within one year after the date of the applicable borrowing.
ARTICLE II
OPERATION OF SYSTEM MONEY POOL
Section 2.1.    The Administrative Agent. Columbia Pipeline Group Services Company is appointed to be the Administrative Agent for the System Money Pool with the duties prescribed in this Agreement. The Administrative Agent shall perform its duties under the authority of the appropriate officers of the Parties.
Section 2.2.    Duties of the Administrative Agent. The Administrative Agent shall be responsible for the determination of all applicable interest rates and charges to be applied to advances outstanding at any time under this Agreement, shall maintain records of all advances, interest charges and accruals, and interest and principal payments for purposes of this Agreement, and shall prepare periodic reports as to such matters for the Parties. Separate records shall be kept by the Administrative Agent for the System Money Pool established by this Agreement and any other money pool administered by it.
Section 2.3.    Investment of Surplus Funds in the System Money Pool. Funds invested in the System Money Pool that are not required to fund System Money Pool loans (with the exception of funds required to satisfy the System Money Pool’s liquidity requirements) will ordinarily be invested in one or more short-term investments in accordance with the CPG Short-Term Investment Policy.
Section 2.4.    Allocation of Interest Income and Investment Earnings. The interest income and other investment earnings earned by the System Money Pool from loans to Eligible Participants and investment of surplus funds will be allocated by the Administrative Agent among the investing Parties in accordance with the proportion each investing Party’s investment of funds in the System Money Pool bears to the total amount of funds invested in the System Money Pool and the cost of any External

Funds provided to the System Money Pool by CPG. Interest income and other investment earnings will be computed on a daily basis and settled once per month.
Section 2.5.    Event of Default. If any Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or if any proceeding shall be instituted by or against any Party seeking to adjudicate it a bankrupt or insolvent, then the other Parties may declare the unpaid principal amount of any loans to such Party, and all interest on such loans, to be due and payable and all such amounts shall become due and payable immediately.
Section 2.6.    Determinations by Administrative Agent are Conclusive. The Administrative Agent is required or authorized by this Agreement to make various determinations, allocations and administrative decisions. When made by the Administrative Agent, all of such determinations, allocations and administrative decisions shall be conclusive and binding upon each of the Parties.
ARTICLE III
MISCELLANEOUS
Section 3.1.    Amendments. No amendment to this Agreement shall be adopted except in a writing executed by the Parties; provided that CPG may amend Attachment A from time to time, in its sole discretion.
Section 3.2.    Successors and Assigns. No Party may assign any of its rights or obligations under this Agreement, except with the prior written consent of all of the Parties.
Section 3.3.    Legal Responsibility. Parties shall not be liable for the obligations of any other Party under this Agreement. The rights, obligations and liabilities of the Parties under this Agreement are several in accordance with their respective obligations, and not joint. This Agreement shall be binding upon, and shall insure to the benefit of, the Parties and their respective permitted successors and assigns.
Section 3.4.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned companies have duly caused this document to be signed on their behalf on the date first written above by the undersigned thereunto duly authorized.
COLUMBIA PIPELINE GROUP, INC.

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA PIPELINE GROUP SERVICES COMPANY, as administrative agent

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
CNS MICROWAVE, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA ENERGY GROUP

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA ENERGY HOLDINGS CORPORATION

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA GAS TRANSMISSION, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA GULF TRANSMISSION COMPANY

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer

COLUMBIA HARDY CORPORATION

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA HARDY HOLDINGS, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
CPG OPCO LP
By:    CPG OPCO GP LLC, General Partner

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
CROSSROADS PIPELINE COMPANY

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
CEVCO PRODUCTION HOLDINGS I, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA ENERGY VENTURES, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA MIDSTREAM & MINERALS GROUP, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA MIDSTREAM SERVICES, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer

COLUMBIA PENNANT, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA REMAINDER CORPORATION

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer
COLUMBIA GIBRALTAR GATHERING, LLC

By:	/s/ Dean G. Bruno
	Name:	Dean G. Bruno
	Title:	Vice President and Treasurer

Agreed and Acknowledged by the undersigned companies pursuant to Section 1.1 of this Agreement.

NISOURCE FINANCE CORP.

By:	/s/ Donald E. Brown
	Name:	Donald E. Brown
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
NISOURCE CORPORATE SERVICES COMPANY

By:	/s/ Donald E. Brown
	Name:	Donald E. Brown
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

ATTACHMENT A
(to System Money Pool Agreement)
Eligible Participants in the System Money Pool

CNS Microwave, LLC
Columbia Energy Group
Columbia Energy Holdings Corporation
Columbia Gas Transmission, LLC
Columbia Gulf Transmission Company
Columbia Hardy Corporation
Columbia Hardy Holdings, LLC
Columbia Pipeline Group, Inc.
Columbia Pipeline Group Services Company
CPG OpCo LP
Crossroads Pipeline Company
CEVCO Production Holdings I, LLC
Columbia Energy Ventures, LLC
Columbia Midstream & Minerals Group, LLC
Columbia Midstream Services, LLC
Columbia Pennant, LLC
Columbia Remainder Corporation
Columbia Gibraltar Gathering, LLC

ATTACHMENT B
(to System Money Pool Agreement)
FORM OF SYSTEM MONEY POOL NOTE
July 1, 2015
$ (See attached schedule for principal amount outstanding at any time.)
FOR VALUE RECEIVED, the undersigned, _______________, a Delaware corporation (the “Company”), unconditionally promises to pay to the order of Columbia Pipeline Group Services Company, as administrative agent (the “Lender”), on demand, or on a date agreed to by the Company and the Lender (but in any case less than one year from the date of the applicable borrowing), at the offices of Columbia Pipeline Group Services Company, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all loans (that are posted on the schedule annexed to this Note and made a part of this Note) made by the Lender to the Company through the Columbia Pipeline Group, Inc. System Money Pool (the “System Money Pool”) pursuant to any applicable regulatory order.
The Company further agrees to pay in like money at such office accrued interest on the unpaid principal amount of this Note from time to time from the date of the applicable borrowing at an interest rate determined monthly by Columbia Pipeline Group Services Company, in its capacity as administrative agent of the System Money Pool, to be equal to the Composite Rate (as defined in the Amended and Restated System Money Pool Agreement, dated as of July 1, 2015, among the Company, the Lender and the other parties to it). Interest shall be payable monthly in arrears and upon payment (including prepayment) in full of the unpaid principal amount of this Note.
This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the undersigned, pursuant to due authorization, has caused this Note to be executed in its name and on its behalf by its duly authorized officer.

By:    ____________________
Name:
Title: